EXHIBIT 21.1
                    Valero Energy Corporation
                     Schedule of Subsidiaries


Valero Coal Company                               Delaware
Valero Management Company                         Delaware
  VMGA Company                                    Texas
VNGC Holding Company                              Delaware
  Valero Natural Gas Company                      Delaware
      Valero Gas Marketing Company                Delaware
      Valero Gas Marketing Canada Inc.            Alberta, Canada
      Valero Gas Storage Company                  Delaware
      Valero Hydrocarbons Company                 Delaware
      Valero Field Services Company               Delaware
      Valero Power Services Company               Delaware
      Valero Storage and Transfer Company         Delaware
      Valero Transmission Company                 Delaware
          VT Company                              Delaware
      Energy Investments Company                  Delaware
Valero Producing Company                          Delaware
Valero Refining and Marketing Company             Delaware
  Valero Javelina Company                         Delaware
  Valero Marketing and Supply Company             Delaware
  Valero Refining Company                         Delaware
      Valero MTBE Investments Company             Delaware
      Valero MTBE Operating Company               Delaware
      Valero Mediterranean Company                Delaware
      Valero Mexico Company                       Delaware
      Valero Technical Services Company           Delaware

  Valero Natural Gas Partners, L.P.               Delaware
      ValeroTex, L.P.                             Delaware
      Energy Investments, L.P.                    Delaware
      Valero Management Partnership, L.P.         Delaware
          Valero Transmission, L.P.               Delaware
          Valero Hydrocarbons, L.P.               Delaware
          Valero Marketing, L.P.                  Delaware
          Valero Industrial Gas, L.P.             Delaware
          Valero Gas Marketing, L.P.              Delaware
          VLDC, L.P.                              Delaware
          Reata Industrial Gas, L.P.              Delaware
          Rivercity Gas, L.P.                     Delaware